                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                    AMENDMENT NO. 4 dated as of December 3, 2004
                           (this "Amendment"), to the Credit Agreement dated as of August 1, 2001, as heretofore amended (as so amended, the "Credit Agreement"), among WRIGHT MEDICAL GROUP, INC., a Delaware corporation, WRIGHT MEDICAL TECHNOLOGY, INC., a Delaware corporation, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., formerly known as The Chase Manhattan Bank, as administrative agent and collateral agent, and the other parties thereto.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Section 6.04 of the Credit Agreement places limitations on, among other things, the ability of the Loan Parties to make investments in, and make or permit to exist loans or advances to, Subsidiaries that are not Loan Parties.

                  C. Holdings and the Borrower desire to increase the ability of Loan Parties to make investments in, and make or permit to exist loans or advances to, Subsidiaries that are not Loan Parties. Accordingly, Holdings and the Borrower have informed the Administrative Agent that they seek an amendment of Section 6.04 of the Credit Agreement to increase the permitted basket for investments by the Loan Parties in, and loans and advances by the Loan Parties to, Subsidiaries that are not Loan Parties from 10% of the consolidated assets of Holdings to 20% of the consolidated assets of Holdings.

                  D. Section 6.05 of the Credit Agreement places limitations on the ability of Holdings, the Borrower and the Subsidiaries to sell, transfer, lease or otherwise dispose of their assets.

                  E. The Borrower intends to participate in a tax-saving payment in-lieu-of-tax program instituted by the Industrial Development Board of the Town of Arlington, Tennessee (the "Arlington Industrial Development Board"), pursuant to which the Borrower shall transfer title in certain of its assets to, and thereafter lease such assets from, the Arlington Industrial Development Board. Accordingly, Holdings and the Borrower have informed the Administrative Agent that they seek an amendment of Section 6.05 of the Credit Agreement as set forth herein.

                  F. The Required Lenders are willing to agree to such amendments pursuant to the terms, subject to the conditions and to the extent set forth herein.

                  G. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

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                                                                               2


                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. (a) Section 6.04 of the Credit Agreement is hereby amended by amending and restating clauses (c) and (d) thereof in their entirety as follows:

                  "(c) investments by (i) Holdings in the capital stock of the Borrower, (ii) the Borrower in the capital stock of any Subsidiary (not including any such Subsidiary that becomes a Subsidiary pursuant to such investment) and (iii) any Subsidiary in the capital stock of any other Subsidiary (not including any such Subsidiary that becomes a Subsidiary pursuant to such investment); provided that (A) any such shares of capital stock held by a Loan Party shall be pledged, if required, pursuant to the applicable Loan Document (subject to the limitations applicable to voting stock of a Foreign Subsidiary referred to in Section 5.12) and (B) the amount of investments by Loan Parties in Subsidiaries that are not Loan Parties, other than the sale, transfer or disposition of capital stock (or of substantially all the assets) of Wright Cremascoli Orthotechnique SA owned by the Borrower to Wright Medical Europe SA (directly or pursuant to an initial transfer to 2 Hip Holdings SAS), together with the amount of all outstanding loans or advances to such Subsidiaries (other than investments, loans or advances listed on Schedule 6.04), shall not exceed 20% of Consolidated Assets at the time of such investment, loan or advance and after giving effect thereto;

                  (d) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party in respect of Indebtedness for borrowed money shall be evidenced by a promissory note payable upon demand and pledged in accordance with
         Section 3.02(b) of the Guarantee and Collateral Agreement and (ii) the outstanding amount of all such loans and advances by Loan Parties to Subsidiaries that are not Loan Parties, together with the amount of investments in such Subsidiaries (other than investments, loans or advances listed on Schedule 6.04), shall not exceed 20% of Consolidated Assets at the time of such loan or advance and after giving effect thereto;"

                  (b) Section 6.05 of the Credit Agreement is hereby amended by deleting "and" after the semicolon at the end of clause (f) thereof, inserting a new clause (g) immediately after such clause (f), redesignating the existing clause (g) as clause (h) and amending the existing clause (g) and the final proviso, in each case, as follows:

                  "(f) sales, transfers and dispositions of Loaner Instruments;

                  (g) transfer by the Borrower of assets, other than any real property, to the Industrial Development Board of the Town of Arlington, Tennessee, pursuant to a tax-saving payment in-lieu-of-tax program instituted by such Board, in an aggregate amount not to exceed $5,000,000; and


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                                                                               3


                  (h) sales, transfers and dispositions of assets not permitted by clauses (a) through (g) above not to exceed $7,500,000 in the aggregate during any fiscal year of Holdings;

         provided that all sales, transfers, leases and other dispositions permitted hereby (other than any transfer permitted under clause (g) above) shall be made for fair value and, except in the case of sales, transfers and other dispositions permitted under clause (b) above, for at least 80% cash consideration and/or pricing concessions the aggregate fair market value of which shall not exceed $5,000,000."

                  SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each other party hereto that (a) this Amendment has been duly executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against it in accordance with its terms, and (b) after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (ii) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date on which the following conditions are satisfied:

                  (a) the Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of such party; and

                  (b) the Administrative Agent shall have received all fees and other invoiced amounts required to be reimbursed by any Loan Party under the Credit Agreement.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders, the Issuing Bank, Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                  SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which


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                                                                               4


shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                    WRIGHT MEDICAL GROUP, INC.,

                                    by      /s/ JOHN BAKEWELL
                                            ------------------------------------
                                            Name: John Bakewell
                                            Title: CFO & EVP



                                    WRIGHT MEDICAL TECHNOLOGY, INC.,


                                    by      /s/ JASON P. HOOD
                                            ------------------------------------
                                            Name: Jason P. Hood, Vice President
                                            Title: General Counsel and Secretary


                                    JPMORGAN CHASE BANK, N.A.,
                                    as a Lender and as Administrative Agent,


                                    by       /s/ STEPHANIE PARKER
                                            ------------------------------------
                                            Name: Stephanie Parker
                                            Title: Vice President

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 4 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001


                           Name of Lender:   Bank of America, N.A.
                                             -----------------------------------

                                    by       /s/ ELIZABETH L. KNOX
                                             -----------------------------------
                                             Name: Elizabeth L. Knox
                                             Title: SVP

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 4 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001


                                        CREDIT SUISSE FIRST BOSTON
                        Name of Lender: acting through its Cayman Islands Branch


                                    by  /s/ PAUL L. COLON
                                        ----------------------------------------
                                        Name:  Paul L. Colon
                                        Title: Director



                                    by  /s/ KARIM BLASETTI
                                        ----------------------------------------
                                        Name:  Karim Blasetti
                                        Title: Associate

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 4 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001

                           Name of Lender:   SunTrust Bank
                                             -----------------------------------

                                    by       /s/ W. BROOKS HUBBARD
                                             -----------------------------------
                                             Name:  W. Brooks Hubbard
                                             Title: Director

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 4 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001

                           Name of Lender: US Bank
                                           -------------------------------------

                                    by     /s/ RUSSELL ROGERS
                                           -------------------------------------
                                           Name:  Russell Rogers
                                           Title: Vice President